UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 7, 2019

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-38494	82-5339416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street Suite 400, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	972.942.6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Human Resources Committee of Arcosa, Inc. (the “Company”) has approved (i) an updated form of Restricted Stock Unit Agreement (the “RSU Agreement”), (ii) a form of Non-Employee Director Restricted Stock Unit Agreement (the “Director RSU Agreement”) and (iii) a form of Performance-Based Restricted Stock Unit Grant Agreement (the “Performance RSU Agreement”). The following is a description of the material terms and provisions of each of these agreements. The descriptions as set forth under this Item 5.02 are qualified in their entirety by reference to the terms and conditions of Exhibits 10.1, 10.2 and 10.3, respectively, which are incorporated by reference herein.
RSU Agreement
Pursuant to the RSU Agreement, each participant is eligible to vest in and receive a number of shares of Company common stock (“Shares”) equal to the number of restricted stock units (“RSUs”) granted. The RSUs will be subject to special vesting and forfeiture rules as set out in the RSU Agreement and the 2018 Stock Option and Incentive Plan (the “Plan”) and will vest according to the schedule specified in the RSU Agreement. After vesting, the Company will convert the RSUs granted into the equivalent number of Shares and shall deliver the Shares to the participant. If, prior to vesting, the participant’s employment with the Company terminates for any reason except death, disability, retirement, or termination without cause in connection with a change in control, or the participant violates the RSU Agreement, any RSUs unvested as of that date will be forfeited. In addition, if the participant violates the RSU Agreement, the participant will be required to repay the Company the Shares, or value of the Shares, previously received upon prior vesting pursuant to the RSU Agreement.
Director RSU Agreement
Pursuant to the Director RSU Agreement, and subject to the terms of the Plan, each non-employee director is eligible to vest in and receive a number of Shares equal to the number RSUs granted. The RSUs will become 100% vested upon the earliest of: (1) the first anniversary of the grant date; (2) the death of the non-employee director or termination of the non-employee director’s service due to disability; or (3) the consent of the board of directors. After vesting, the Company will convert the RSUs granted into the equivalent number of Shares and shall deliver the Shares to the non-employee director following a separation of service. If the non-employee director ceases to be a director of the Company at any time prior to the vesting of the RSUs awarded under the Director RSU Agreement for any reason other than termination of service due to disability or death, any RSUs unvested as of that date will be forfeited.
Performance RSU Agreement
Pursuant to the Performance RSU Agreement, the participant will receive between 0% and at a set percentage in excess of 100% of a target number of RSUs, which shall be determined by the Company with the purpose of serving as a performance incentive for the participant. The RSUs shall be awarded based upon the achievement of the goals and objectives set by the Company for the performance period defined by the Appendix to the Performance RSU Agreement. Some or all of the RSUs awarded shall become vested as of May 15 of the year following the end of the defined performance period, subject to the determination that the participant has achieved at least the threshold requirements set out by the Company during the performance period. After vesting, the Company will convert the RSUs granted into the applicable number of Shares based on the performance results and shall deliver such Shares to the participant. At the time of the participant’s death, disability, retirement, or termination without cause, including, but not limited to, in connection with a change in control, any RSUs are subject to special vesting rules set out by the Performance RSU Agreement. If the participant violates the provisions of the Performance RSU Agreement, all remaining unvested RSUs shall be forfeited, and the participant will be required to repay the Company the Shares, or value of the Shares, previously received pursuant to the Performance RSU Agreement.
Item 5.07    Submission of Matters to a Vote of Security Holders
On May 7, 2019, the Company held its 2019 Annual Meeting of Stockholders at which the Company’s stockholders voted on the following four proposals, and cast their votes as described below.

Proposal 1 - Election of Directors
The stockholders elected the following Class I Directors to serve a three-year term, expiring at the 2022 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Ronald J. Gafford	39,135,975	141,455	46,841	5,034,539
Douglas L. Rock	39,218,729	57,888	47,654	5,034,539
Melanie M. Trent	39,208,026	71,229	45,016	5,034,539

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated March 26, 2019, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
38,103,539	1,121,163	99,569	5,034,539

Proposal 3 - Advisory Vote to Approve the Frequency of the Advisory Vote on Named Executive Officer Compensation
The stockholders recommended, on an advisory basis, future votes to approve named executive officer compensation on an annual basis by the following vote:

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Abstentions
36,547,611	122,977	2,579,174	74,509

Consistent with the recommendations of the Company’s Board of Directors and the vote of the stockholders, the Company will hold future advisory votes on executive compensation every year until the next vote on the frequency of stockholder votes on executive compensation.
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2019
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, by the following vote:

For	Against	Abstentions
44,194,316	94,355	70,139

Item 9.01     Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement for grants commencing 2019.
10.2	Form of Non-Employee Director Restricted Stock Unit Agreement for grants commencing 2019.
10.3	Form of Performance-Based Restricted Stock Unit Grant Agreement for grants commencing 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.

May 7, 2019	By:	/s/ Bryan P. Stevenson
Name: Bryan P. Stevenson
Title: Chief Legal Officer